0 NASDAQ: BOFI September 2017 BOFI HOLDING, INC. Investor Presentation

1 Safe Harbor This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). The words “believe,” “expect,” “anticipate,” “estimate,” “project,” or the negation thereof or similar expressions constitute forward-looking statements within the meaning of the Reform Act. These statements may include, but are not limited to, projections of revenues, income or loss, estimates of capital expenditures, plans for future operations, products or services, and financing needs or plans, as well as assumptions relating to these matters. Such statements involve risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company and its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. For a discussion of these factors, we refer you to the Company's reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended June 30, 2017. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or by any other person or entity that the objectives and plans of the Company will be achieved. For all forward- looking statements, the Company claims the protection of the safe-harbor for forward-looking statements contained in the Reform Act.

2 Salaries and benefits Premises and equipment BofI1 (%) 0.79 0.15 Other non-interest expense 0.53 Total non-interest expense 1.47 Core business margin 2.30 1.48 0.32 1.04 2.84 0.62 Banks $1-$10bn2 (%) Net interest income 3.77 3.46 As % of average assets 1. For the three months ended 06/30/17 – the most recent data on FDIC website “Statistics on Depository Institutions Report" BofI Federal Bank only, excludes BofI Holding, Inc. to compare to FDIC data 2. Commercial banks by asset size. FDIC reported for three months ended 06/30/17. Total of 515 institutions $1-$10 billion Our Business Model is More Profitable Because Our Costs are Lower

3 BofI’s Business Model Is Differentiated From Other Banks Customer Acquisition Sales Servicing Distribution • Digital Marketing • Affinity and Distribution Partners • Data mining/target feeding direct marketing • Cross-sell • Automated fulfillment • Inbound call center sales • Outbound call center sales • Minimal outside sales • Significant inside sales • Self-service • Digital journey • Direct banker (call center) • Balance sheet • Whole loan sales options • Securitization Data Driven Insight Integrated Customer Experience Digital Marketing Digitally Enabled Operations Next-Gen Technology Core Digital Capabilities

4 Fiscal 2017 Highlights Compared with Fiscal 2016 7,559 8,502 0 2,000 4,000 6,000 8,000 10,000 FY 2016 FY 2017 $ Millions Asset Growth 11.9% 119.3 134.7 0 50 100 150 FY 2016 FY 2017 $ Millions Net Income 13.0% 6,044 6,900 0 2,000 4,000 6,000 8,000 FY 2016 FY 2017 $ Millions Deposit Growth 14.2% 1.85 2.07 0.0 0.5 1.0 1.5 2.0 2.5 FY 2016 FY 2017 Diluted EPS Diluted EPS 11.9% Return on Equity = 17.78% Return on Assets = 1.68%

5 Fiscal 2017 Fourth Quarter Highlights Compared with Fiscal 2016 Fourth Quarter $ Millions Asset Growth $ Millions Net Income $ Millions Deposit Growth $ Diluted EPS Diluted EPS Return on Equity = 15.89% Return on Assets = 1.55% 7,559 8,502 0 2,000 4,000 6,000 8,000 10,000 Q4 2016 Q4 2017 11.9% 6,044 6,900 0 2,000 4,000 6,000 8,000 Q4 2016 Q4 2017 14.2% 29.7 32.5 0 10 20 30 40 Q4 2016 Q4 2017 9.5% 0.46 0.50 0.00 0.10 0.20 0.30 0.40 0.50 0.60 Q4 2016 Q4 2017 8.7%

6 Diluted EPS and Return on Equity Have Been Consistently Strong Despite Significant Increase in Tier 1 Capital Ratios Return On Average Equity (FY) Diluted EPS (FY) 0.58 0.72 0.96 1.34 1.85 2.07 0.0 0.5 1.0 1.5 2.0 2.5 2015 $ per share 2014 2012 2013 2017 29% CAGR 2016 16.95 17.57 17.89 18.34 19.43 17.78 0 5 10 15 20 2015% 2014 2012 2013 2017 2016 Tier 1 leverage ratio 8.6% 8.6% 8.7% 9.3% 8.8% 9.6% Book value per share $3.95 $4.79 $6.33 $8.51 $10.73 $13.05

7 BofI is a Top Quartile Performer Versus Bank Peer Group BofI Federal Bank Peer Group Percentile ROAA 1.89% 0.86% 93% Return on equity 20.79% 7.80% 95% G&A 1.48% 2.50% 15% Efficiency ratio 30.38% 65.38% 3% Source: Uniform Bank Performance Report (UBPR) as of 6/30/2017 Note: Peer group is all savings banks with assets greater than $1 billion for quarter ended 6/30/17 The 95% on ROE means that the Bank outperformed 95% of all banks. The 15% G&A ranking means that only 15% of banks spend less on G&A than BofI. Peer group includes savings banks greater than $1 billion.

8 Diverse Lending Business Lending Single family Commercial Real Estate C&I Lending Consumer Small business Gain-on-sale Mortgage Banking Jumbo Multifamily Small Balance Commercial Lender Finance Asset Backed Lending Warehouse Lending Factoring Bank Loans Auto Overdraft Lines Large Balance Commercial/Specialty Real Estate H&R Block Franchise Lending Unsecured Lending Equipment Leasing

9 1. Gross loans and leases before premiums, discounts and allowances Loan Portfolio1 100% = $7,449 Million SF – Residential 55% C&I 13% C&I – SF Lender Finance 4% CRE/Home Equity/Consumer and Other 4% Multifamily 22% Factoring 2% Loan Diversity – June 30, 2017

10 Our Asset Growth has been Driven by Strong and Profitable Organic Loan Production Net Loan Portfolio – End of Last Five Quarters ($ in Thousands) Multifamily Single family 55% 55% 54% 55% 58% 58% 58% 58% Average Loan to Value $7,374,493 $6,354,679 $6,549,742 $6,811,470 $7,020,700 $- $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 $7,000,000 $8,000,000 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 54% 58%

11 $551 $89 $185 $77 $902 $60 $962 0 200 400 600 800 1,000 1,200 Loan Pipeline Remains Strong FY 2017 Q4 Total Single Family Warehouse $M Jumbo Single Family Agency Single Family Commercial & Industral Lending Multifamily / Small Balance Commercial Primary Pipeline

12 0.7 1.0 2.3 3.3 3.6 4.2 1.1 0.7 1.0 1.4 1.4 0 1 2 3 4 5 6 Loan Origination Growth 53.2% 42.0% 42.2% • Organic growth in existing business lines o Multifamily geographic expansion o Agency and jumbo mortgage channel expansion o Small Balance Commercial Real Estate expansion o Large Balance Commercial / Specialty Real Estate expansion • Additional C&I verticals/product expansion • Retail auto lending launch • Consumer unsecured installment lending launch Annual growth rate Fiscal Year Loan Originations Future Plans 31.8% 5-yr CAGR 0.7 3.0 2.1 1.4 5.0 5.6 4.3 $ Billions 2012 2013 2014 2015 2016 2017 Loans for investment Loans for sale 15.6% 11.2%

13 Diversified Branchless Deposit Businesses Key Elements Deposit Consumer direct internet brands Distribution Partners BIN sponsorship • Demographically targeted brands • Differentiated products with turn-down product options Small business banking • Exclusive relationships with significant brands, groups, or employees • Exclusive relationships with financial planners through BofI Advisor • Business banking with simple suite of cash management services • Prepaid program managers with focus on large national programs Specialty deposits • 1031 exchange firms • Title and escrow companies • HOA and property management Commercial/ Treasury Management • Full service treasury/cash management

14 Deposit Growth in Checking, Business, and Savings Was Achieved While Transforming the Mix of Deposits 19% Checking and other demand deposits 31% Savings Time deposits 50% Checking and other demand deposits Savings Time deposits June 30, 2013 June 30, 2017 Checking Growth (6/2013-06/2017) = 776% Savings Growth (6/2013-06/2017) = 272% 100% of Deposits = $2.1 billion 100% of Deposits = $6.9 billion Savings – IRA 50% 34% 12% 4%

15 56% 41% 3% 314 1,420 2,449 3,067 3,844 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 Q4 17 Business Deposits by Account Type* Business Banking Deposits ($MM) Q4 13 Q4 14 Q4 15 Percent (%) Q4 16 Our Business Banking Vertical has Fueled our Deposit Growth while Generating Significant Fee Income Checking and other demand deposits Time Deposits Savings & MMDA * As of quarter end 6/30/17

16 BofI Customer Base and Deposit Volume is Well Distributed Throughout the United States BofI Deposits Have National Reach With Customers in Every State Average Deposit Balance Number of Accounts

17 BofI Customers are Highly Engaged Engagement Low Activity High Activity Attributes Low Activity User Basic User Engaged Elite Engaged Engagement Score (0-100) 0s 0 < S < 30 30 ≤ S < 60 ≥ 60 Average Lifetime Balance $100 $4000 $6,000 $50,000 Average # of Services Used - < 5 7 10 Average # of POS - < 1 10 25 % of Total Population 22% 15% 41% 23% % of Total Balance 0% 6% 24% 70% Retention Moderate Moderate High High Customer Engagement Results Note: Study conducted on Rewards Checking customers 64% of Population or 94% of Balance are Overall High Engagement

18 Core Deposit Growth Was Sufficiently Strong To Grow Overall Deposits While Changing The Deposit Mix Deposit Growth Future Plans • Enhanced digital marketing automation integrated to outbound sales group • Products and technology integration targeted to specific industry groups • Create differentiated consumer and business banking platform • Enhanced focus on customer service and user experience • Leverage existing and create new distribution partnerships to reduce acquisition cost and leverage external brands 1,615,088 2,091,999 3,041,536 4,451,917 6,044,051 6,899,507 0 1,000,000 2,000,000 3,000,000 4,000,000 5,000,000 6,000,000 7,000,000 $ Thousands 2017 33.7% 5-yr CAGR 2016 2015 2014 2013 2012 % CDs1 57% 50% 26% 18% % Borrowings2 25% 25% 24% 15% 17% 12% 1 as a % of total deposits 2 as a % of total liabilities 12% 9%

19 Diversified Fee / Non-Interest Income * Excludes securities income Fee Income Mortgage Banking Deposit/ Service Fees Agency Jumbo Structured Settlement Other Cash/Treasury Management Consumer Deposit Multifamily Prepaid Tax Prepayment Fee Payments 64% 7% % Fee Income FY 2017* 22% Gain on Sale – Other 7%

Over the Last Five Years, BofI Has Successfully Started New Products, Added Distribution Channels, and Completed Acquisitions

BOFI HOLDING

	2010	2011	2012	2013	2014	2015	2016	2017
New product	• Agency mortgage • Structured settlement	• Business banking • Lottery	• Warehouse Lending	• Treasury/ cash manage-ment • C&I • Prepaid • Agency Servicing retention	• Small balance CRE	• Auto	• HRB franchising lending	• Retail Auto • Refund Advance (H&R Block) • Unsecured Lending
Distribution/ channel	• Costco • Retail agency mortgage	• BofI advisor	• Netbank • Retail Structured settlement	• UFB Direct • Bank X • IRA	• Virtus	• Wholesale agency		• H&R Block retail stores
M&A				• Principal Bank	• Union Federal	• H&R Block Bank	• Equipment leasing	

20

21 Key Goals of Universal Digital Bank Personalization Self-Service Facilitate Partnerships Customizable Experience Cross-Sell • Artificial intelligence and big data credit models enable quick credit decisions • Customized product recommendations based upon analytical determination of need • Provide holistic and interactive and intuitive design experience • Integrate online experience with other channels • Easy integration of third-party features (e.g., biometrics) • Access to value added tools (e.g., robo-advisory, automated savings features) either proprietary or third party • Enable creative customer acquisition partners • Eventual artificial intelligence tools assist sale of banking products such as deposits, loans, and mortgages • Products optimized by channel, recipient and journey • Self service saves time and cost (e.g., activate and de-activate debit-card in platform, send wires via self-service) • Increase chance of offering right product at the right time and place • Personalization is the right antidote for too much choice, too much content, and not enough time

22 Universal Digital Bank Consumer Platform Cross-sell Product Development (In-House Apps) Personalization & Segmentation App Store Management • Robo-advisor • Trusts • Third party services/payments • Third-party lending • Auto • IRA • Mortgage • Personal loan • Real-time retention • Next-best action • Transaction mining • Personalized alerts Consumer Online Banking Platform

23 Advanced Data Analytics Provides Key Insights Into Customer Engagement, Profitability, and Retention to Enhance Customer Lifetime Throughout the Bank Customer Segmentation Methodology to Understand Usage & Behavior Profitability Analysis at the Individual Customer Level Streamlined Acquisition Process via Lookalike Modeling & Sales Efficiencies Retention & Attrition Drivers to Boost Long-Term Customer Engagement Key Learnings Framework for Data Analysis

24 We are Expanding our Strategic Partnership with H&R Block H&R Block Overview Products for 2018 Tax Season • Approximately 10,000 U.S branches • Files 1 in every 7 U.S. tax returns • 19.7 million U.S. tax returns per year • 83% of customers receive a refund • 35% franchise-owned • Approximately 2,400 employees • 55 million visits per year on HRB website • Social media − 28,600 Twitter Followers − 463,000 Facebook fans − 1.7 Million views on YouTube • Refund Transfer • Emerald Advance Unsecured Loan • Emerald Prepaid Card • Refund Advance Interest-Free Loan − BOFI is exclusive provider in 2018 tax season − BOFI will provide credit underwriting, loan origination, funding and loan servicing − Interest-free loan is collateralized by borrower’s tax refund − BOFI’s profits will depend on origination volume and actual credit losses

25 Omni Channel Approach for BofI’s 2017 Digital Marketing Strategy Digital personas for personalized interactions Introduced BI reporting tool for analytics Enhanced branding, messaging and positioning Social employee engagement Multi-dimensional analysis by geography, customer type, product, media, traffic source Organizational commitment to user experience Infrastructure Personalization & Data Brand & Content Business Process Analytical strategy Paid, Social & Mobile strategy User Experience DIGITAL STRATEGY Marketing automation implementation

26 Holistic Credit Risk Management What We Do Loan Life Cycle Utilize a holistic credit-risk management framework to manage and monitor credit quality at each stage of the loan life cycle, and leverage specialized Credit Tools to optimize monitoring and reporting capabilities Set Appetite Originations Portfolio Management Reporting Special Assets Credit Monitoring & Oversight BOFI Credit Objectives Establish Credit Framework and Culture Safe Growth Monitor Assets Throughout Life Cycle Data-Driven Decision Making Mitigate Problem Loans Example of Credit Tools • Board of Directors • Annual Strategic Plan • Corporate Governance • Policies & Approval Authorities Credit Tools List is a sampling and is not meant to be comprehensive

27 Monitoring & Management Oversight: Core Products • Loan reviews at least quarterly • Project updates at least quarterly • Updated financials at least annually • Site visits & inspections for development projects • Portfolio level monitoring with individual loan reviews completed on an exception basis (i.e. delinquency, FICO/LTV degradation). • FICO pulled twice a year • Updated AVMs twice a year • Super jumbo loans receive complete annual loan review, including updated credit report • Pledged assets receive refreshed CLTV rations on a semiannual basis • Portfolio-level review performed quarterly • Risk based annual loan review process, with 4 levels depending on financial performance & risk triggers • Updated financials at least annually • FICO pulled twice a year • Updated AVMs twice a year • Updated credit report and property inspections requested based on risk triggers • Classified loans receive quarterly review • Portfolio-level review performed quarterly • Stress testing performed twice a year • Loan reviews at least quarterly • Updated financials at least quarterly • Borrowing base / custodial reports at least monthly • Continuous collateral analytics, with quarterly validation List is a sampling and is not meant to be comprehensive Single Family Residential Income Property Lending Commercial Specialty C&I – Lender Finance

28 (%) BofI Banks $1-10 bn Total Net Charge-Offs Annualized 1 Loans in non-accrual to total loans1 (%) BofI Banks $1-10 bn Best-in-Class Loan Quality 0.01* 0.25 0.0 0.5 0.38 0.89 0 1 2 * Excludes charge-offs related to short-term seasonal tax lending products. The charge-off amount reported by FDIC SDI (including such seasonal tax products) was 0.29. 1. From FDIC SDI report at 6/30/17. Total of 515 institutions included in the $1-$10 billion group.

29 Bank Provides Appropriate Resources to Manage Credit and Compliance Risk Department FTEs June 30, 2014 June 30, 2015 June 30, 2016 June 30, 2017 Credit and Quality Control 41 57 65 85 Risk, Internal Asset Review, Compliance, Audit and BSA 26 35 44 54

30 Full service branchless banking platform with structural cost advantages vs. traditional banks Superior growth and ROE relative to large and small competitors Solid track record of allocating capital to businesses with best risk-adjusted returns New business initiatives will generate incremental growth in customers, loans and profits Robust risk management systems and culture has resulted in lower credit, counterparty and regulatory risks Investment Summary

31 Greg Garrabrants, President and CEO Andy Micheletti, EVP/CFO investors@bofi.com www.bofiholding.com Johnny Lai, VP Corporate Development and Investor Relations Phone: 858.649.2218 Mobile: 858.245.1442 jlai@bofi.com Contact Information